UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2013

Digital Generation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

750 West John Carpenter Freeway, Suite 700 Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 581-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 3, 2013, Digital Generation, Inc. (the “Company”) received a letter from the NASDAQ Listing Qualifications Staff (“Staff”) advising that the Company’s failure to hold an annual meeting of shareholders within the time frame allowed under NASDAQ Listing Rules 5620(a) and 5620(b) serves as a basis for delisting the Company’s securities from The Nasdaq Stock Market.  The Company will appeal this determination of noncompliance and potential delisting pursuant to NASDAQ procedures by seeking a hearing before a NASDAQ hearing panel.

Item 8.01 Other Events.

On January 9, 2013, the Company reaffirmed that it will be holding its next annual meeting of stockholders on February 21, 2013.  In setting the stockholder meeting date for February 21, 2013, the Board of Directors considered the recommendation of its Special Committee to defer the 2012 annual meeting of stockholders until the Company can report the results of its strategic alternatives process. The Company will make disclosures regarding the Special Committee process prior to the annual meeting on February 21, 2013.  The record date for the annual meeting will be January 24, 2013.

This Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical facts are forward-looking statements.  These statements include descriptions regarding the intent of the Company with respect to the consummation of the strategic alternatives process described herein.  Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, and other factors that may cause the strategic alternatives process to fail for a variety of reasons, including factors discussed under the heading “Risk Factors” in the Company’s Annual Report on form 10-K filed on February 29, 2012 and additional reports the Company files with the Securities and Exchange Commission.

The information contained in Item 8.01 of this Form 8-K and the full text of the press release issued in connection with the announcement is deemed furnished and not filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL GENERATION, INC.

Date: January 9, 2013	By:	/s/ Sean N. Markowitz
Name: Sean N. Markowitz
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release.